Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements present the combination of the financial information of Adara and Alliance adjusted to give effect to the Business Combination. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Business”, which is herein referred to as Article 11.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, combines the historical balance sheet of Adara and the historical consolidated balance sheet of Alliance on a pro forma basis as if the Business Combination had been consummated on September 30, 2022. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022, and for the year ended December 31, 2021, combine the historical statements of operations of Adara and Alliance on a pro forma basis as if the Business Combination had been consummated on January 1, 2021, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•	the historical audited financial statements of Adara as of and for the year ended December 31, 2021, and the related notes, which are incorporated by reference in this Current Report;

•	the historical unaudited condensed financial statements of Adara as of and for the nine months ended September 30, 2022, and the related notes, which are incorporated by reference in this Current Report;

•	the historical unaudited condensed consolidated financial statements of Alliance as of September 30, 2022, and for the 3 months ended September 30, 2022, and the related notes, which are incorporated by reference in this Current Report;

•	the historical unaudited condensed consolidated financial statements of Alliance as of December 31, 2021, and for the six months ended December 31, 2021, and the related notes, which are not included or incorporated by reference in this Current Report; and

•	other information relating to Adara and Alliance contained in or incorporated by reference in this Current Report, including the Business Combination Agreement and the description of certain items thereof set forth in the section entitled “The Business Combination Agreement” and the risk factors set forth under the section entitled “Risk Factors” of this registration statement.

Shares outstanding as presented in the unaudited pro forma condensed combined financial statements include the following, which reflects actual redemptions by Adara’s Public Shareholders:

	Shares	%
Adara Class A common stockholders (Public Shareholders)	167,170	0.3
Adara Class A common stockholders (Sponsor)	1,500,000	3.1
Former Alliance stockholders(1)	47,500,000	96.6
Shares outstanding	49,167,170	100%

(1)	This presentation does not account for 60,000,000 shares that are subject to certain performance vesting terms.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only, and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of the post-merger company following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2022
(Amounts in thousands, except shares and per share amounts)

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Assets
Current Assets
Cash	$30	$809	$1,720	1c	$99
			(2,460)	1f
Accounts Receivables – Net		93,347			93,347
Inventory		286,943			286,943
Other Current Assets	53	10,438	(2,400)	1f	8,091
Related Party Receivable		0			0
Total Current Assets	83	391,537	(3,140)		388,480
Property & Equipment – Net		6,283			6,283
Operating Lease Right-Of-Use Assets		7,263			7,263
Intangible Assets		26,782			26,782
Goodwill		81,903			81,903
Marketable securities held in Trust Account	116,831	—	(115,111)	1b	—
			(1,720)	1c
Other Assets		371			371
Deferred Tax Asset		2,804			2,804
Total Assets	$116,914	$516,943	$(119,971)		$513,886

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Liabilities and Stockholders’ Equity
Current Liabilities
Outstanding Checks
Accounts Payable		$200,934			$200,934
Accrued Expenses	1,051	14,274	(800)	1f	14,525
Revolving Credit Facility		0			0
Promissory Note	436				436
Current Portion of Seller Note		—			—
Current Portion of Obligations Under Capital Lease		—			—
Current Portion of Operating Lease Obligations		4,268			4,268
Income Tax Payable	69	0			69
Total Current Liabilities	1,556	219,476	(800)		220,232
Long-Term Liabilities
Revolving Credit Facility		183,524			183,524
Deferred Tax Liability		5,271			5,271
Debt – Non-Current		3,377			3,377
Long-Term Portion of Operating Lease Obligations		3,876			3,876
Warrant Liabilities	1,885	—	(1,093)	1h	792
Total Long-Term Liabilities	1,885	196,048	(1,093)		196,840
Total Liabilities	$3,441	$415,524	$(1,893)		$417,072

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Commitments and Contingencies
Class A common stock subject to possible redemption, $0.0001 par value; 11,500,000 shares at $10.16 per share redemption value	116,411		(115,111)	1b	—
			(1,300)	1b
Stockholders’ Equity
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 2,875,000 shares issued and outstanding	—		—	1d	—
Class A New			—	1d	6
			1	1b
			5	1e
Paid-In Capital		40,000	(2,938)	1a	96,874
			1,299	1b
			(5)	1e
			(3,000)	1f
			(2,674)	1e
			(1,060)	1f	—
			64,159	1g
			1,093	1h
Treasury stock, 57 shares carried at cost		(2,674)	2,674	1e	—
Retained Earnings	(2,938)	64,159	2,938	1a	—
			(64,159)	1g
Comprehensive Income		(66)			(66)
Total Stockholders’ Equity	(2,938)	101,419	(1,667)		96,814
Total Liabilities and Stockholders’ Equity	$116,914	$516,943	$(119,971)		$513,886

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

NINE MONTHS ENDED SEPTEMBER 30, 2022
(Amounts in thousands, except shares and per share amounts)

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Net Sales		$824,432			$824,432
Cost of Sales		730,338			730,338
Gross Margin		94,094	—		94,094

Operating Expenses:
Fulfillment Services		45,918			45,918
Technology		9,614			9,614
Sales & Marketing		22,540			22,540
General & Administrative	$1,887	$11,077	$(90)	2a	$12,874
Depreciation & Amortization	—	5,522			5,522
Transaction Costs		671			671
IC DISC		5,033			5,033
Total Operating Expenses	1,887	100,375	(90)		102,172
Operating Income (Loss)	(1,887)	(6,281)	90		(8,078)

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

NINE MONTHS ENDED SEPTEMBER 30, 2022
(Amounts in thousands, except per share amounts)

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Non Operating Income (Expenses):
Interest		(4,674)			(4,674)
Interest earned on marketable securities held in Trust Account	671		(671)	2b	—
Change in fair value of warrants liabilities	2,976		(1,726)	2e	1,250
Total Non-Operating Income (Expenses)	3,647	(4,674)	(2,397)		(3,424)
Income before Income Taxes	1,760	(10,955)	(2,307)		(11,502)
Provision for Income Taxes	(70)	2,539	140	2d	2,609
Net Income (Loss)	$1,690	$(8,416)	$(2,167)		$(8,893)

Supplemental Data
Weighted average shares outstanding:
Basic shares outstanding	14,375	1			49,167
Diluted shares outstanding	14,375	1			49,167
Basic and Diluted earnings (Loss) per share:
Basic earnings (Loss) per share	$0.12	$(9,351)			$(0.18)
Diluted earnings (Loss) per share	$0.12	$(9,351)			$(0.18)

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

YEAR ENDED DECEMBER 31, 2021
(Amounts in thousands)

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Net Sales		$1,441,762			$1,441,762
Cost of Sales		1,241,650			1,241,650
Gross Margin		200,112			200,112

Operating Expenses:
Fulfillment Services		60,682			60,682
Technology		12,772			12,772
Sales & Marketing		29,845			29,845
General & Administrative	977	16,655	(105)	2a	17,527
Depreciation & Amortization		9,910	—		9,910
Transaction costs	86	(282)	1,060	2c	864
IC DISC		8,589			8,589
Total Operating Expenses	1,063	138,171	955		140,189
Income from Operations	(1,063)	61,941	(955)		59,923

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

YEAR ENDED DECEMBER 31, 2021
(Amounts in thousands, except per share amounts)

	Historical
	US GAAP
	Adara	Alliance	Transaction Adjustments	Notes	Pro Forma Condensed Combined
Non Operating Income (Expenses):
Gain\loss on Disposal of PPE		(47)			(47)
Interest		(3,237)			(3,237)
Interest earned on marketable securities held in Trust Account	10	—	(10)	2b	—
Change in fair value of warrants liabilities	4,297	—	(2,490)	2e	1,807
Total Non Operating Income (Expenses)	4,307	(3,284)	(2,500)		(1,477)
Income before Income Taxes	3,244	58,657	(3,455)		58,446
Provision for Income Taxes		(14,076)	232	2d	(13,844)
Net Income	$3,244	$44,581	$(3,223)		$44,602

Supplemental Data
Weighted average shares outstanding:
Basic shares outstanding	13,040	1			49,167
Diluted shares outstanding	13,040	1			49,167
Basic and Diluted earnings per share:
Basic earnings per share	$0.25	$49,534.44			$0.91
Diluted earnings per share	$0.25	$49,534.44			$0.91

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1.	Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Adara is treated as the “acquired” company for accounting and financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of Alliance issuing stock for the net assets of Adara, accompanied by a recapitalization. The net assets of Adara are stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, gives pro forma effect to the Business Combination as if it had been consummated on September 30, 2022. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021, give pro forma effect to the Business Combination, as if it had occurred on January 1, 2021.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, has been prepared using, and should read in conjunction with, the following:

•	Adara’s unaudited condensed consolidated balance sheet as of September 30, 2022, and the related notes, incorporated by reference in this Current Report; and

•	Alliance’s unaudited condensed consolidated balance sheet as of September 30, 2022, and the related notes, incorporated by reference in this Current Report.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022 has been prepared using, and should be read in conjunction with, the following:

•	Adara’s unaudited condensed statement of operations for the nine months ended September 30, 2022, and the related notes, incorporated by reference in this Current Report;

•	Alliance’s audited consolidated statement of operations for the year ended June 30, 2022, and related notes, incorporated by reference in this Current Report, adjusted for Alliance’s unaudited condensed consolidated statement of operations for the six months ended December 31, 2021 (not included or incorporated by reference in this Current Report) and three months ended as of September 30, 2022, incorporated by reference in this Current Report, and the related notes.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, has been prepared using, and should be read in conjunction with, the following:

•	Adara’s audited statement of operations for the year ended December 31, 2021, and the related notes, incorporated by reference in this Current Report;

•	Alliance’s audited consolidated statement of operations for the year ended June 30, 2021, and the related notes, incorporated by reference in this Current Report, adjusted for the unaudited condensed consolidated statements of operations for the six months ended December 31, 2021, and 2020, (not included or incorporated by reference in this Current Report).

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

Management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the combined company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost sayings that may be associated with the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain estimates, assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Adara and Alliance.

2.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited proforma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11, which requires the presentation of adjustments for the accounting for the transaction and provides management with the option to present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur. Adara has elected to only present transaction accounting adjustments and other pro forma adjustments, in the following unaudited pro forma condensed combined financial information. There were no intercompany transactions between Adara and Alliance that would require adjustment to these pro forma financial statements for any of the periods presented.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

1.	The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2022, are as follows:

a.	Reflects the elimination of Adara’s historical accumulated deficit upon consummation of the Business Combination.

b.	Reflects actual redemptions where public stockholders holding 11,332,830 shares of the Adara Class A common stock exercised their right to redeem such shares in February 2023. The redemption price in these pro forma financial statements is approximately $10.16 in order to show the actual proceeds that remain in the Trust Account after redemption. However, the actual redemption price will be approximately $10.28 which reflects additional earnings in the Trust Account between September 30, 2022 and February 8, 2023.

c.	Reflects the reclassification of investments held in the Trust Account to cash and cash equivalents that resulted from the consummation of the Business Combination.

d.	Reflects the conversion of all outstanding shares of Adara Class B common stock to Adara Class A common stock and the forfeiture of 1,375,000 Class B shares pursuant to the Business Combination.

e.	Reflects the cancelation and conversion of each then-outstanding share of Alliance common stock and Treasury stock into the number of shares of Adara Class A common stock to be received.

f.	Reflects the payment of estimated transaction costs of approximately $5,160,000 ($3,000,000 for Alliance and $2,160,000 for Adara). Costs include legal, financial advisory and other professional fees related to the Business Combination. In connection with the reverse recapitalization treatment, Alliance’s transaction costs are recorded as reductions to additional paid-in capital. Adara’s expected net transaction costs, including $60,000 for amounts paid to the underwriter related to retaining Public Shareholder funds in the merged entity, are recorded through the statement of operations and treated as an increase to accumulated deficit that is reclassified to additional paid-in capital upon consummation of the merger.

g.	Reflects recording the fair value of the 60,000,000 shares of Class E stock that is subject to performance vesting (treated as an equity award). The value was estimated using a Monte Carlo valuation model and was recorded as an increase in APIC and decrease in retained earnings as it is treated like a dividend. Retained earnings was only reduced to -0-, and not for the entire estimated value of approximately $297 million. Management acknowledges that US GAAP does not specifically address the accounting for dividends that exceed retained earnings, and that there is diversity in practice. Therefore, management has elected an accounting policy to not reduce retained earnings below $0, and to reduce APIC by the excess amount. Assumptions used to estimate fair value are as follows:

	Tranche 1	Tranche 2	Tranche 3
Common stock value	$9.95	$9.95	$9.95
Exercise price	$0.00	$0.00	$0.00
Contractual stock price threshold	$20.00	$30.00	$50.00
One-touch barrier	$22.12	$33.23	$55.34
Expiration date	6/30/2027	6/30/2029	6/29/2032
Expected item	5.00	7.00	10.00
Risk-free rate	4.02%	3.93%	3.79%
Dividend	0.00%	0.00%	0.00%
Volatility	37.8%	37.8%	37.8%
Value of an up-and-in barrier option	$5.74	$4.85	$4.29
Fair value per share	$5.74	$4.85	$4.29

h.	To reflect the reclassification of the Public warrants to permanent equity.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

2.	The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for nine months ended September 30, 2022, and the year ended December 31, 2021, are as follows:

a.	Reflects the elimination of Adara’s administrative services fee paid to certain related parties of Adara that ended upon consummation of the Business Combination and therefore would not have been incurred if the Business Combination was consummated on January 1, 2021.

b.	Reflects the elimination of interest and dividends on investments held in the Trust Account, which includes interest income and dividends earned related to the investments held in the Trust Account of Adara that would not have been earned if the Business Combination was consummated on January 1, 2021.

c.	Reflects approximately $2,160,000 of non-recurring Adara transaction costs related to the Business Combination to be incurred through the close of the transaction. Approximately $1,060,000 of these transaction costs are not reflected in Adara’s historical financial statements and are adjusted for in the proforma statement of operations and will be expensed as incurred. Approximately $60,000 of the costs relate to fees that are paid to Adara’s underwriter, calculated as 3.5% of the funds in the Trust Account which were not redeemed by Adara Class A Common Stockholders.

d.	Reflects the income tax effect related to the pro forma adjustments, at an estimated effective tax rate of 24%.

e.	Reflects the reversal of the change in fair value of the Public warrants which were reclassified to permanent equity.

Income per Share

Represents the net income per share calculated using the historical basic and diluted weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2021. As the Business Combination is being reflected as if it had occurred as of January 1, 2021, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes the shares to be issued and outstanding upon the consummation of the Business Combination have been outstanding for the entire periods presented.

Basic and diluted net loss per share attributable to the holders of Adara common stock are as follows:

For the nine months ended September 30, 2022
Pro forma net Loss attributable to common stockholders	$(8,893,000)
Pro forma weighted average shares calculation, basic and diluted:
Adara Class A common stockholders (Public Shareholders)	167,170
Adara Class B common stockholders (Sponsor)	1,500,000
Former Alliance stockholders	47,500,000
Pro forma weighted average shares outstanding – basic and diluted(1)	49,167,170
Net loss per share – basic and diluted(1)	$(0.18)

For the year ended December 31, 2021
Pro forma net income attributable to common stockholders	$44,602,000
Pro forma weighted average shares calculation, basic and diluted:
Adara Class A common stockholders (Public Shareholders)	167,170
Adara Class B common stockholders (Sponsor)	1,500,000
Former Alliance stockholders	47,500,000
Pro forma weighted average shares outstanding – basic and diluted(1)	49,167,170
Net income per share – basic and diluted(1)	$0.91

(1)	Weighted average shares outstanding are the same for basic and diluted earnings per share because all 9,920,000 warrants are considered antidilutive. Also excludes the 60,000,000 contingent shares that are subject to performance conditions after the merger because they are not considered outstanding for the earnings per share calculations.